EXHIBIT 10.24(b)
AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT
     This AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT dated as of November 20, 2007 (this “Amendment”), by and among (i) THE BON-TON DEPARTMENT STORES, INC. (“Bon-Ton”), a Pennsylvania corporation, HERBERGER’S DEPARTMENT STORES, LLC, (“Herberger’s”), a Minnesota limited liability company, CARSON PIRIE SCOTT, LLC (“CPS”), an Alabama limited liability company, and THE ELDER-BEERMAN STORES CORP. (“Elder-Beerman” and together with Bon-Ton, Herberger’s and CPS, collectively, the “Borrowers”), an Ohio corporation, (ii) BANK OF AMERICA, N.A. (“Bank of America”), (iii) the financial institutions party from time to time party to the Loan Agreement (as defined below) (together with Bank of America, the “Lenders”), and (iv) BANK OF AMERICA, as agent for the Lenders (“Agent”), amends certain provisions of the Loan and Security Agreement, dated as of March 6, 2006 among the Borrowers, the Lenders and the Agent (as amended and in effect from time to time, the “Loan Agreement”).
     WHEREAS, the Borrowers have requested that the Lenders and the Agent consent to the merger of The Bon-Ton Properties — Irondequoit G.P., Inc. into Bon-Ton (the “Merger”) and the dissolution of The Bon-Ton Properties — Irondequoit L.P. (the “Dissolution”);
     WHEREAS, the Agent and the Lenders are willing to consent to the Merger and the Dissolution as provided herein;
     WHEREAS, the Borrowers, the Agent and the Lenders desire to amend certain provisions of the Loan Agreement as provided more fully herein below;
     WHEREAS, each of the undersigned guarantors (each, a “Guarantor”) have guaranteed the Borrowers’ obligations to the Lenders and the Agent under or in respect of the Loan Agreement, pursuant to the terms of that certain Guaranty dated as of March 6, 2006 (as amended or supplemented and in effect on the date hereof, the “Guaranty”); and
     WHEREAS, it is a condition precedent to the Lenders entering into this Amendment that each of the Guarantors ratifies its obligations under the Guaranty;
     NOW THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     §1. Defined Terms. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Loan Agreement.
     §2. Consent. Notwithstanding anything to the contrary contained in the Loan Agreement, the Lenders and the Agent consent to the Merger and the Dissolution.
     §3. Amendments to the Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 6 of this Amendment, the Loan Agreement is hereby amended as follows:
     §3.1. Section 1.1 (Definitions) of the Loan Agreement is hereby amended as follows:

     (a) by deleting the reference to “$4,000,000” in clause (b)(x) of the definition of “Permitted Distribution” and substituting “$5,000,000” in lieu thereof.
     (b) by deleting the reference to “$15,000,000” in clause (b)(y) of the definition of “Permitted Distribution” and substituting “$20,000,000” in lieu thereof.
     (c) by adding the following new definitions in the appropriate alphabetical order:
          Amendment Effective Date — November 20, 2007.
     §3.2. Section 10.1.2 (Financial and Other Information) of the Loan Agreement is hereby amended as follows:
     (a) by deleting the reference to “its chief financial officer” in Section 10.1.2(b)(ii) and substituting “a Senior Officer of the Borrower Agent” in lieu thereof; and
     (b) by deleting the reference to “(with such certification to be in such Person’s capacity as chief financial officer of such Obligor and not in such Person’s individual capacity)” in Section 10.1.2(b)(ii) and substituting “(with such certification to be in such Person’s capacity as a Senior Officer of such Obligor and not in such Person’s individual capacity)” in lieu thereof.
     (c) by deleting the reference to “the chief financial officer” in Section 10.1.2(c) and substituting “a Senior Officer” in lieu thereof;
     (d) by deleting the reference to “(with such certification to be in such Person’s capacity as chief financial officer of such Obligor and not in such Person’s individual capacity)” in Section 10.1.2(c) and substituting “(with such certification to be in such Person’s capacity as a Senior Officer of such Obligor and not in such Person’s individual capacity)” in lieu thereof;
     (e) by deleting the reference to “the chief financial officer” in Section 10.1.2(d) and substituting “a Senior Officer” in lieu thereof;
     (f) by deleting the reference to “(with such certification to be in such Person’s capacity as chief financial officer of Borrower Agent and not in such Person’s individual capacity)” in Section 10.1.2(d) and substituting “(with such certification to be in such Person’s capacity as a Senior Officer of Borrower Agent and not in such Person’s individual capacity)” in lieu thereof; and
     (g) by deleting Section 10.1.2(f) in its entirety and substituting the following in lieu thereof:
     “not later than 75 days from the beginning of the current Fiscal Year, projections of Obligors’ consolidated balance sheets, results of operations, cash flow and Availability for the current Fiscal Year and the next two Fiscal Years, year by year, and for the current Fiscal Year, month by month;”
     §3.3. Section 10.2.3 (Capital Expenditures) of the Loan Agreement is hereby amended by deleting each reference to “$125,000,000” and substituting “$150,000,000” in lieu thereof.
     §4. Affirmation and Acknowledgment. Each of the Borrowers hereby ratifies and confirms all of its Obligations to the Lenders and the Agent, including, without limitation, the

Loans, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans, the Obligations, and all other amounts due under the Loan Agreement as amended hereby. The Borrower hereby confirms that the Obligations are and remain secured pursuant to the Security Documents and pursuant to all other instruments and documents executed and delivered by the Borrower as security for the Obligations.
     §5. Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Lenders and the Agent as follows:
     (a) The execution and delivery by each of the Borrowers of this Amendment and the performance by the Borrowers of its obligations and agreements under this Amendment and the Loan Agreement as amended hereby are within the corporate authority of each Borrower, have been duly authorized by all necessary corporate proceedings on behalf of each Borrower, and do not and will not contravene any provision of law, statute, rule or regulation to which any Borrower is subject or such Borrower’s charter, other incorporation papers, by-laws or any stock provision or any amendment thereof or of any agreement or other instrument binding upon such Borrower.
     (b) Each of this Amendment and the Loan Agreement as amended hereby constitutes the legal, valid and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and general equitable principles.
     (c) No approval or consent of, or filing by any Borrower with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrowers of this Amendment.
     (d) The representations and warranties contained in Section 9 of the Loan Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Loan Agreement are true and correct in all material respects on and as of the date made and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date and except for changes which do not constitute a violation of the Loan Agreement.
     (e) As of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default or Default.
     §6. Conditions. This Amendment shall become effective as of the Amendment Effective Date upon the satisfaction of the following conditions precedent:
     (a) this Amendment and all related documents, as applicable, shall have been duly executed and delivered by the Borrowers, each Obligor, the Required Lenders, the Agent and each other party thereto, as applicable, and shall be in full force and effect; and
     (b) all corporate action necessary for the valid execution, delivery and performance by the Borrowers of this Amendment and each of the related documents to which it is or is to become a party, shall have been duly and effectively taken, and evidence thereof reasonably satisfactory to the Agent shall have been provided to the Agent.

     (c) Agent shall have received a certificate of a duly authorized officer of each Borrower (with such certification to be in such Person’s capacity as an officer of such Borrower and not in such Person’s individual capacity), certifying (i) that attached copies of such Borrower’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown, (ii) that an attached copy of resolutions authorizing execution and delivery of the Amendment is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility, and (iii) to the title, name and signature of each Person authorized to sign the Loan Documents. Agent may conclusively rely on this certificate until it is otherwise notified by the applicable Borrower in writing.
     (d) Agent shall have received copies of the charter documents of each Borrower, certified as appropriate by the Secretary of State or another official of such Borrower’s jurisdiction of organization, or with respect to one or more Borrowers, a certificate of a duly authorized officer of such Borrower specifying that there has been no change in such Borrower’s charter documents from those attached to the Secretary’s Certificate for such Borrower dated as of March 6, 2006 and delivered to Agent in connection with the Loan Agreement. Agent shall have received good standing or subsistence certificates, as applicable, for each Borrower, issued by the Secretary of State or other appropriate official of such Borrower’s jurisdiction of organization.
     §7. Ratification of Loan Documents. Each of the Obligors hereby ratifies and confirms the Security Documents to which it is a party and the guarantees, pledges and security interests created thereby. Each of the Obligors ratifies and confirms that the pledges and security interests created by the Security Documents to which it is a party secure the obligations that are secured pursuant to such Security Document. Each of the Guarantors ratifies and confirms that the guaranties created by the Guaranty guarantee the Obligations of the Borrowers under the Loan Agreement.
     §8. Miscellaneous Provisions.
     §8.1. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Loan Agreement and the Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Loan Agreement and the Loan Documents, as amended hereby, shall continue in full force and effect, and that this Amendment and the Loan Agreement and the Loan Documents shall be read and construed as one instrument. All references in the Loan Agreement or any related agreement or instrument to the Loan Agreement shall hereafter refer to the Loan Agreement as amended hereby.
     §8.2. This Amendment shall be construed according to and governed by the laws of the State of New York, including without limitation, New York General Obligations Law §§ 5-1401 and 5-1402 (but giving effect to federal laws relating to national banks).
     §8.3. This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

     §8.4. The Borrowers hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment (including legal fees).
     §8.5. This Amendment shall constitute a Loan Document under the Loan Agreement, and all obligations included in this Amendment (including, without limitation, all obligations for the payment of principal, interest, fees, and other amounts and expenses) shall constitute Obligations under the Loan Documents and be secured by the collateral security for the Obligations.
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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

THE BON-TON DEPARTMENT STORES, INC.

/s/ H. Todd Dissinger

By: H. Todd Dissinger
Title: Vice President, Treasurer
Address: 2801 East Market Street, York, PA 17402
Attn:
Telecopy: (717) 751-3240

HERBERGER’S DEPARTMENT STORES, LLC

/s/ H. Todd Dissinger

By: H. Todd Dissinger
Title: Vice President, Treasurer
Address: 331 West Wisconsin Avenue, Milwaukee, WI 53203
Attn:
Telecopy: (717) 751-3240

CARSON PIRIE SCOTT, LLC

By: The Bon-Ton Department Stores, Inc., its sole member

/s/ H. Todd Dissinger

By: H. Todd Dissinger
Title: Vice President, Treasurer
Address: 2801 East Market Street, York, PA 17402
Attn:
Telecopy: (717) 751-3240

THE ELDER-BEERMAN STORES CORP.

/s/ H. Todd Dissinger

By: H. Todd Dissinger
Title: Vice President, Treasurer
Address: 2801 East Market Street, York, PA 17402
Attn:
Telecopy: (717) 751-3240

BANK OF AMERICA, N.A., as Agent and Lender

/s/ Edmundo Kahn

By: Edmundo Kahn
Title: Vice President
Address:
335 Madison Avenue, 6th Floor
New York, New York 10017
Attn: Edmundo Kahn
Telecopy: 212-503-7340

     Each of the undersigned Obligors hereby joins in this Amendment for the sole purpose of consenting to and being bound by the provisions of §6 hereof.

THE BON-TON STORES, INC.

/s/ H. Todd Dissinger

By: H. Todd Dissinger
Title: Vice President, Treasurer
Address: 2801 East Market Street, York, PA 17402
Attn:
Telecopy: (717) 751-3240

THE BON-TON TRADE, LLC (formerly known
as The Bon-Ton Trade Corp.)

/s/ Robert E. Stern

By: Robert E. Stern
Title: President and Secretary
Address: 300 Delaware Avenue, Suite 12122, Wilmington, DE 19801
Attn:
Telecopy: (302) 652-8667

THE BON-TON STORES OF LANCASTER, INC.

/s/ Robert E. Stern

By: Robert E. Stern
Title: Secretary/Treasurer
Address: 2801 East Market Street, York, PA 17402
Attn:
Telecopy: (717) 751-3240

THE BON-TON GIFTCO, INC.

/s/ Robert E. Stern

By: Robert E. Stern
Title: Vice P resident, Secretary
Address: 2801 East Market Street, York, PA 17402
Attn:
Telecopy: (717) 751-3240

ELDER-BEERMAN WEST VIRGINIA, INC.

/s/ H. Todd Dissinger

By: H. Todd Dissinger
Title: Vice President, Treasurer
Address: 2801 East Market Street, York, PA 17402
Attn:
Telecopy: (717) 751-3240

ELDER-BEERMAN HOLDINGS, INC.

/s/ H. Todd Dissinger

By: H. Todd Dissinger
Title: Vice President and Treasurer
Address: 2801 East Market Street, York, PA 17402
Attn:
Telecopy: (717) 751-3240

ELDER-BEERMAN OPERATIONS, LLC
BY: The Elder-Beerman Stores Corp., its managing member

/s/ H. Todd Dissinger

By: H. Todd Dissinger
Title: Vice President and Treasurer
Address: 2801 East Market Street, York, PA 17402
Attn:
Telecopy: (717) 751-3240

BON-TON DISTRIBUTION, INC. (formerly known as Saks Distribution Centers, Inc.)

/s/ H. Todd Dissinger

By: H. Todd Dissinger
Title: Vice President — Treasurer
Address: 331 West Wisconsin Avenue, Milwaukee, WI 53203
Attn:
Telecopy: (717) 751-3240

MCRIL, LLC

/s/ H. Todd Dissinger

By: H. Todd Dissinger
Title: Vice President — Treasurer
Address: 331 West Wisconsin Avenue, Milwaukee, WI 53203
Attn:
Telecopy: (717) 751-3240

CARSON PIRIE SCOTT II, INC. (formerly known as McRae’s, Inc.)

/s/ H. Todd Dissinger

By: H. Todd Dissinger
Title: Vice President — Treasurer
Address: 331 West Wisconsin Avenue, Milwaukee, WI 53203
Attn:
Telecopy: (717) 751-3240

LENDERS:

GENERAL ELECTRIC CAPITAL
CORPORATION

/s/ Charles Chiodo

By:	Charles Chiodo
Title: Duly Authorized Signatory

	Address:	201 Merritt 7
Norwalk, Connecticut 06851
	Attn:	Charles Chiodo
	Telecopy:	203-956-4002

CITICORP NORTH AMERICA

/s/ Marcus Wunderlich

By:	Marcus Wunderlich
Title: Vice President

	Address:	2 Penn’s Way, Suite 200
New Castle, Delaware 19720
	Attn:	Carmen Otero
	Telecopy:	212-994-0849

JPMORGAN CHASE BANK, N.A.

/s/ James M. Barbato

By:	James M. Barbato
Title: Vice President

	Address:	1 Chase Square, 25th Floor
Rochester, New York 14643
	Attn:	James Barbato
	Telecopy:	585-797-2960

WELLS FARGO RETAIL FINANCE, LLC

/s/ Danielle Baldinelli

By:	Danielle Baldinelli
Title: Assistant Vice President

	Address:	One Boston Place, Suite 1800
Boston, Massachusetts 02108
	Attn:	Danielle Baldinelli
	Telecopy:	617-854-7238

THE CIT GROUP/BUSINESS CREDIT, INC.

/s/ Matthew DeFranco

By:	Matthew DeFranco
Title: Assistant Vice President

	Address:	11 West 42nd Street
New York, New York 10036
	Attn:	Matthew DeFranco
	Telecopy:	212-461-7762

MERRILL LYNCH CAPITAL, A DIVISION OF
MERRILL LYNCH BUSINESS FINANCIAL
SERVICES INC.

/s/ Tara Wrobel

By:	Tara Wrobel
Title: Vice President

	Address:	225 Liberty Street, 36th Floor
New York, New York 10281
	Attn:	Tara Wrobel
	Telecopy:	212-236-3257

WACHOVIA BANK, NATIONAL ASSOCIATION

/s/ Robert H. Waters, Jr.

By:	Robert H. Waters, Jr.
Title: Director

	Address:	One South Broad Street — PA4812
Philadelphia, PA 19107
	Attn:	Robert H. Waters, Jr.
	Telecopy:	267-321-6791

LASALLE RETAIL FINANCE, A DIVISION OF
LASALLE BUSINESS CREDIT, LLC, AS AGENT
FOR LASALLE BANK MIDWEST
NATIONAL ASSOCIATION

/s/ Steve Friedlander

By: Steve Friedlander
Title: Senior Vice President
Address:	25 Braintree Hill Office Park,
Suite 205
Braintree, Massachusetts 02184
Attn:	Scott Wolkovich
Telecopy:	781-353-6112

CITIZENS BANK OF PENNSYLVANIA

/s/ Don Cmar

By:	Don Cmar
Title: Vice President

	Address:	Six PPG Place, Suite 820
Pittsburgh, Pennsylvania 15222
	Attn:	Don Cmar
	Telecopy:	412-391-2580

NATIONAL CITY BUSINESS CREDIT, INC.

/s/ Matthew Potter

By:	Matthew Potter
Title: Vice President

	Address:	1965 E. 6th Street, Suite 400
Locator #01-3049
Cleveland, Ohio 44114
	Attn:	Matthew Potter
	Telecopy:	216-222-9555

M & T BANK

/s/ Grant C. Gooder

By:	Grant C. Gooder
Title: Bank Officer

	Address:	25 South Charles St.
Baltimore, Maryland 21201
	Attn:	Grant C. Gooder
	Telecopy:	410-244-4960

UBS LOAN FINANCE LLC

/s/ Richard L. Tavrow

By: Richard L. Tavrow
Title: Director

/s/ David B. Julie

By: David B. Julie
Title: Associate Director

Address:	677 Washington Blvd.
Stamford, Connecticut 06901
Attn:	Michael Reilly
Telecopy:	203-719-5259

SOVEREIGN BANK

/s/ Judith C.E. Kelly

By: Judith C.E. Kelly
Title: Senior Vice President

Address:	75 State Street
Boston, Massachusetts 02109
Attn:	Judith Kelly
Telecopy:	617-346-7330

HSBC BUSINESS CREDIT (USA) INC.

/s/ Paul Niemczyk

By: Paul Niemczyk
Title: Assistant Vice President

Address:	452 5th Avenue, Tower 4
New York, New York 10018
Attn:	Paul Niemczyk
Telecopy:	212-525-2520

PNC BANK, NATIONAL ASSOCIATION

/s/ Robert T. Orzechowski

By: Robert T. Orzechowski
Title: Vice President

Address:	1600 Market Street, 31st Floor
Philadelphia, PA 19103
F2-F070-31-2
Attn:	Robert T. Orzechowski
Telecopy:	215-585-4771

NORTH FORK BUSINESS CAPITAL CORPORATION

/s/ Robert R. Wallace

By: Robert R. Wallace
Title: Vice President

Address:	265 Broadhollow Road
Melville, New York 11747
Attn:	Robert R. Wallace
Telecopy:	631-531-2765